EXHIBIT 10.1

THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO SUPPLY AGREEMENT

This First Amendment to the Supply Agreement (the “First Amendment”), dated as of July 30, 2019 (“First Amendment Effective Date”), is entered into by and between Noramco, Inc., a Georgia corporation, (“Noramco”) and EMERALD Bioscience, Inc., a Nevada corporation, with a place of business at 130 N. Marina Drive, Long Beach, CA 90803 (“Client”), to amend that certain Supply Agreement entered into between Noramco and NEMUS Bioscience, Inc. effective as of February 25, 2019 (the “Agreement”).

Whereas, NEMUS Bioscience, Inc. has changed its name to EMERALD Bioscience, Inc., and the parties wish to add a new API and SOW to the Agreement. Noramco and Client desire to amend the Agreement on the terms and conditions set forth herein. Now, therefore, for the promises exchanged herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments. The terms of the Agreement shall be modified and amended only as set forth below. Capitalized terms used, but not defined herein, shall have the meanings given to such terms in the Agreement.

(a) This Agreement is amended by deleting “NEMUS Bioscience, Inc.” in its entirety from the first paragraph and signatory line of the Agreement and replacing it with the following:

“EMERALD Bioscience, Inc.”

(b) Section 1.2 of the Agreement is amended by adding the following after “(CBDVHS)”:

“and Tetrahydrocannabinol-Mono-Valinate-Mono-Hemisuccinate (THCVHS)”

(c) Exhibit A is amended by adding the attached new SOW related to THCVHS.

(d) Section 9.3 and Exhibit B are each amended by deleting “NEMUS” and replacing with the following:

“Emerald”

2. This First Amendment will be effective and binding on the Parties from and after the First Amendment Effective Date. This First Amendment shall not amend or modify the covenants, terms, conditions, rights and obligations of the parties under the Agreement, except as specifically set forth herein. The Agreement shall continue in full force and effect in accordance with its terms as amended by this First Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this First Amendment as of the First Amendment Effective Date.

NORAMCO, INC.		EMERALD Bioscience, Inc.

By:	/s/ T.L. Jones	By:	/s/ Brian Murphy, MD

Name:	T. L. Jones	Name:	Brian Murphy, MD

Title:	VP Business Development	Title:	Chief Executive Officer

[Signature Page to First Amendment to Supply Agreement]

Exhibit A

Scope of Work

THCVHS

Part 1:	Synthesis of [****] non-GMP THCVHS suitable for preclinical studies.

Part 2:	GMP Manufacturing of [****] THCVHS suitable for Phase 1 human clinical trials.

	a.	Process development to identify a suitable route to scale-up and manufacture Phase 1 clinical supplies.
	b.	GMP production of up to [****] of THCVHS suitable for Phase 1 human clinical trials.
	c.	Analytical development in support of Phase 1 API release testing, method qualification/validation for the Phase 1 API, and a certificate of analysis.
	d.	A Phase 1 stability study to support API retest period and container closure selection of the clinical trial material.

Location:	[****]

Testing:

Full Analytical Certificate of Analysis: Chemical Identification, Solvent Impurities, Inorganic Impurities, Chromatographic Impurities, Micro Limits Testing. Validated/qualified methods for release of the Phase 1 supply.

Specifications:	To be determined. Specifications will follow US FDA regulations and guidelines for Phase 1 human clinical use. Noramco and EMBI must agree to specifications before GMP production of [****] can begin.

Timing:	Part 1: [****] from PO receipt Part 2: GMP manufacturing initiation: [****] 2019* GMP material shipment: [****] 2019*

*Manufacturing window is flexible and will be locked upon receipt of a PO. PO is required to support DEA quota submission request as well as reserving regulatory starting materials.

Payment
Terms:	For each respective part of the proposal, [****]% ($257,800) paid in advance, [****]% ([****]) paid upon shipment of material.

Reporting:	This project will be assigned a project manager to provide EMBI with a single point of contact for continuity. Regular teleconferences will be held throughout the duration of the project.

Stability:

Noramco will conduct a stability study on the clinical API of not less than 12 months. The stability conditions and timepoints will follow the general guidance outlined in ICH Q1 so far as storage conditions and frequency of testing. Noramco will develop and use stability-indicating methods to conduct testing.

Reference
Standards:	Noramco will develop and qualify an API analytical reference standard to support EMBI’s dosage form development as well as support release testing.

Assumptions:

•	Noramco’s manufacturing activities for [****] of material will be performed under GMP conditions and considered suitable for Phase I clinical trials in humans. The GMP clinical material will be manufactured as a non-sterile parenteral grade.

•	Total volume of material may be delivered in multiple batches.

•	This offer is contingent on Noramco being able to secure starting material from its existing supply chain.

•	The proposal is contingent on approval of appropriate US DEA quota to execute the campaign for production of [****] GMP material.

•	If the work cannot be completed in the time allotted, then Noramco will notify EMBI.

•	If Noramco deems the chemistry to be unsafe at any time, Noramco reserves the right to stop research and notify EMBI within 5 business days.

•	New IP or trade secret(s) specifically relating to EMBI’s THCVHS product, as described in the scope of work under this proposal, will belong to EMBI.

•	If EMBI has qualified/validated analytical methods for THCVHS available, Noramco will utilize the analytical package for release of GMP clinical use material. Otherwise, Noramco will develop/qualify analytical methods.

•	CMC information will be provided to EMBI for the clinical regulatory filing, as requested.

Price for API and Services:

Part 1: [****] non-GMP THCVHS:                  $[****]

Part 2: Up to [****] GMP THCVHS:               $[****]*

*Price above includes preparation of cGMP documentation, plant time, analytical method development/qualification/transfer, analytical release testing, stability testing (12 months), R&D, etc. The material will be a manufactured as a non-sterile parenteral grade (NSP), which could be suitable for a sterile dosage form.